SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     / /

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BETZ LABORATORIES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:
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
                                  [ BETZ LOGO ]

                4636 SOMERTON ROAD, TREVOSE, PENNSYLVANIA 19053

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

DEAR SHAREHOLDER,

     The 1996 Annual Meeting of Shareholders of Betz Laboratories, Inc. (the 'Company') will be held at the Corporate Training Facility, 4636 Somerton Road, Trevose, Pennsylvania, on Thursday, April 11, 1996 at 11:00 a.m. Daylight Savings Time, for the following purposes:

     1. To elect five (5) Directors of the Company as members of a class for a term of three (3) years expiring in 1999 or until their respective successors are elected and qualified;

     2. To elect Ernst & Young LLP as the Company's independent auditors for 1996; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 9, 1996 shall be entitled to vote at the meeting and at any adjournment thereof. It is important that your shares be represented and voted and you are cordially invited to attend the meeting. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY OR CONFIDENTIAL INSTRUCTION CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

     A copy of the Company's Annual Report for 1995 is enclosed. The Annual Report is not to be regarded as proxy solicitation material.

                                          Very truly yours,
                                          WILLIAM C. BRAFFORD
                                          Secretary

March 8, 1996
Trevose, Pennsylvania

                            BETZ LABORATORIES, INC.
                4636 SOMERTON ROAD, TREVOSE, PENNSYLVANIA 19053
                                PROXY STATEMENT

     This Proxy Statement is furnished by Betz Laboratories, Inc. ('Company') in connection with the solicitation of proxies by the Board of Directors ('Board') from the holders of the Company's Preferred Shares and Common Shares to be used at the 1996 Annual Meeting of Shareholders ('Meeting') to be held on April 11, 1996 and any adjournments thereof. It is intended that this Proxy Statement and the enclosed proxy will be first sent to Shareholders on or about March 8, 1996.

     The Proxy appoints proxies as indicated thereon. A Proxy may be revoked by a Shareholder anytime prior to its use by giving notice of revocation to the Secretary of the Company prior to the Meeting or by voting in person at the Meeting. If a Proxy is properly signed and is not revoked by a Shareholder, it will be voted at the Meeting in accordance with the instructions, if any, of the Shareholder. In the absence of instructions for one or more of the matters indicated on the Proxy, the Proxy will be voted FOR the election of the five (5) Directors nominated by the Board and FOR the election of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1996. As to any other matters that may properly come before the Meeting the persons named in the Proxy are expected to consult with the whole Board (including the nominees) and thereafter use their discretion in voting upon such matters.

     Solicitations may be made by mail, personal interview and telephone by officers and regular employees of the Company, not exceeding twenty-five in number, who will receive no additional compensation therefor. The Company may request banks, brokers and other nominees to forward proxy materials to the beneficial owners of shares held of record by such persons and the Company will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses incurred in doing so. Additionally, the Company has retained Morrow & Co., Inc. to assist with the solicitation of proxies from brokerage firms and banks. The Company will pay Morrow & Co., Inc. a fee of fifty-five hundred dollars ($5,500) and reimburse that company its actual expenses in rendering such service.

     Only holders of record of the Company's Preferred Shares and Common Shares at the close of business on February 9, 1996 will be entitled to receive notice of, and vote at, the Meeting. Each such Shareholder is entitled to one vote for each share held of record on all business that comes before the Meeting. Cumulative voting in the election of Directors is not permitted. On February 9, 1996, there were 27,654,777 Common Shares and 487,629 Preferred Shares of the Company issued and outstanding.

     The Company's Annual Report for 1995, on which no action will be asked by the Board, is enclosed with this Proxy Statement. It is not to be regarded as proxy solicitation material.

                                   * * * * *

     THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL REQUESTS FOR SUCH ANNUAL REPORT SHOULD BE DIRECTED TO EITHER GEORGE L. JAMES, III, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER OR WILLIAM C. BRAFFORD, SECRETARY, BETZ LABORATORIES, INC., 4636 SOMERTON ROAD, TREVOSE, PENNSYLVANIA 19053.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Under the Company's Bylaws, the Board consists of not less than five (5) or more than thirteen (13) Directors divided into three (3) classes approximately equal in number. Normally, at each Annual Meeting, the Directors of one class stand for election to three (3) year terms, with the result that each class stands for election once every three (3) years. This year's Meeting will relate to the election of five (5) Directors to a class for three (3) year terms expiring in 1999.

     The class of Directors whose term of office will expire at the 1996 Annual Meeting consists of Messrs. John W. Boyer, Jr., Patrick F. Brennan, William R. Cook and John A.H. Shober, each of whom was previously elected by the Shareholders for a three (3) year term. Mr. Alan R. Hirsig was elected as a Director by the Board effective October 1, 1995 to fill an existing vacancy and to hold office until the 1996 Annual Meeting of Shareholders. Unless otherwise instructed, the persons named in the enclosed Proxy will vote shares subject to a valid Proxy in favor of the election of Messrs. Boyer, Brennan, Cook, Shober and Hirsig for three (3) year terms expiring at the Annual Meeting of Shareholders in 1999. If any nominee should become unable to stand for election, the persons named in the Proxy, after consultation with the full Board, will exercise their discretion in voting for such person or persons as the Board may recommend. The Board knows of no reason why any of the persons nominated by it will be unavailable or unable to serve.

                        DIRECTORS AND EXECUTIVE OFFICERS

     In 1995, the Board held six (6) regular meetings. The Board has established, among others, the Audit, Administrative, Corporate Governance, Executive Compensation and Employee Benefits and Retirement Plan and Stock Bonus Committees as standing committees of the Board. The Audit Committee, which presently is comprised of Messrs. Butler, Boyer, Brennan, Miller, Quarles and Shober, has authority to review the qualifications and independence of the Company's auditors and to recommend a firm to the Board for election by the Shareholders of the Company. The Audit Committee also reviews and approves in advance the scope of the Company's annual audit, the annual compensation of the Company's independent auditors, the scope and range of fees for non-audit services performed by the Company's independent auditors and, with the assistance of the Company's independent and internal auditors, reviews the Company's internal accounting policies and procedures. The Audit Committee met two (2) times during 1995.

     The Administrative Committee acts in lieu of the Board on limited matters specifically delegated to it in advance by the full Board. The Administrative Committee, which consists of Messrs. Cook and McCaughan, met six (6) times in 1995.

     The Corporate Governance Committee, consisting of the Chairman of the Board and three additional Directors, evaluates and recommends to the full Board the slate of Directors to be submitted to the Shareholders at the Annual Meeting of Shareholders as well as candidates to be appointed by the Board to fill vacancies that may occur from time to time. The Corporate Governance Committee also evaluates director compensation methods in order to attract and retain qualified Directors. In considering candidates for nomination as a Director, the Corporate Governance Committee will consider individuals suggested by Shareholders of the Company. Shareholders wishing to suggest an individual for consideration as a Director should submit the candidate's name and complete biographical resume to the Committee's Chairman, John A. Miller, Betz Laboratories, Inc., 4636 Somerton Road, Trevose, PA 19053. All Shareholder suggestions must be received by not later than November 9 immediately preceding the Annual Meeting at which such nominee would be eligible for election to be considered for recommendation by the Corporate Governance Committee. The Corporate Governance Committee, which presently consists of Messrs. Miller, Boyer, McCaughan and Shober, met two (2) times during 1995.

     The Executive Compensation and Employee Benefits Committee establishes ranges of base compensation for all Company employees other than officers and, following consultation with the Chief Executive Officer, fixes base compensation rates for officers. The Executive Compensation and Employee Benefits Committee also makes determinations as to the grants of stock options and incentive stock. The Executive Compensation and Employee Benefits Committee, which presently consists of Messrs. Yohe, Brennan, Butler, Hirsig and Stengel, met two (2) times during 1995.

     The Retirement Plan and Stock Bonus Committee administers the Company's Employee Retirement Plan and the Company's Employee Stock Ownership and 401(k) Plan. The Committee has full and final authority, subject to the provisions of the Plan and the full Board, to establish guidelines for administration and operation of the Plan. The Retirement Plan and Stock Bonus Committee, which presently consists of Mr. Boyer, Ms. Burger, Mr. Cook, Mr. McCaughan and Mr. Stengel, met two (2) times in 1995.

REMUNERATION OF DIRECTORS

     The Chairman of the Board is paid an annual retainer of $25,000 and each Director who is not an employee of the Company ('Outside Director') is paid an annual retainer of $18,000 as compensation for Board Committee assignments and meetings. Outside Directors are paid a fee of $1,500 for each Board Meeting attended. Committee Chairmen are paid an annual retainer of $3,000 and the Chairman and each Committee member are paid a fee of $1,000 for each Committee Meeting attended. In addition, each Director is granted 100 shares of the Company's Common Stock pursuant to the Company's Employee Stock Incentive Plan and an option to purchase 1,000 shares of the Company's Common Stock pursuant to the Company's Stock Option Plan of 1987. Directors who are employees of the Company are not paid any fees.

     Outside Directors are also eligible to participate in the Company's Directors' Deferred Compensation Plan under which Outside Directors may elect to defer all or some of their compensation.

     The following table sets forth certain biographical information as to each Director-nominee, continuing Director and those officers who performed policy-making functions for the Company during 1995.

                             NOMINEES FOR ELECTION


                                                   POSITION OR OFFICE WITH
                                                    THE COMPANY, BUSINESS
   NAME, AGE AND PERIODS                           EXPERIENCE DURING PAST
   SERVED AS A DIRECTOR                           FIVE (5) YEAR PERIOD AND                            PRESENT
      OF THE COMPANY                                 OTHER DIRECTORSHIPS                           TERM EXPIRES
---------------------------  -------------------------------------------------------------------  ---------------
John W. Boyer, Jr., 67       Director, Philadelphia Suburban Corporation, 1981 to present,                1996
Director, 1981 to present    Chairman, 1992 to 1993, Chairman and President, 1981 to 1992;
                             Trustee, Eastern College, and Chairman of Finance Committee, 1985
                             to present, Distinguished Visiting Professor of Finance, 1993 to
                             present; Director, Gilbert Associates, Inc., 1984 to present;
                             Director, Rittenhouse Trust Company, 1993 to present.
Patrick F. Brennan, 64       President, Chief Executive Officer and Chief Operating Officer,              1996
Director, 1992 to present    Consolidated Papers, Inc., 1993 to present, President and Chief
                             Operating Officer, 1988 to 1993, and Director, 1987 to present;
                             Director, Northland Cranberries, Inc., 1989 to present; Director,
                             Wisconsin Manufacturers & Commerce, 1990 to present.


                                                   POSITION OR OFFICE WITH
                                                    THE COMPANY, BUSINESS
   NAME, AGE AND PERIODS                           EXPERIENCE DURING PAST
   SERVED AS A DIRECTOR                           FIVE (5) YEAR PERIOD AND                            PRESENT
      OF THE COMPANY                                 OTHER DIRECTORSHIPS                           TERM EXPIRES
---------------------------  -------------------------------------------------------------------  ---------------
William R. Cook, 52          President and Chief Executive Officer, 1994 to present; President            1996
Director, 1989 to present    and Chief Operating Officer, 1990 to 1993; President, Industrial
                             Division, during 1989; Senior Vice President, 1988 to 1989;
                             Chairman, Betz Process Chemicals, Inc. and Betz Energy Chemicals,
                             Inc., 1991 to 1994; Chairman, Betz Entec, Inc., 1987 to 1991 and
                             1992 to 1994; Chairman, Betz PaperChem, Inc., 1990 to present;
                             Director, Dynatech Corporation, 1994 to present; Trustee, Academy of Natural Science, 1994 to present; Director, Chemical
                             Manufacturing Association, 1995 to present.
Alan R. Hirsig, 56           President and Chief Executive Officer, ARCO Chemical Company, 1991           1996
Director, 1995 to present    to present, and Director, 1989 to present; President, ARCO Chemical
                             European Operations, 1984 through 1990; Director Chemical
                             Manufacturers Association, 1991 to present, and currently Vice
                             Chairman; Director, Greater Philadelphia First, 1992 to present;
                             Trustee, Bryn Mawr College, 1992 to present; Trustee, YMCA of
                             Philadelphia and vicinity, 1992 to present; Chairman of the
                             Advisory Board of PRIME, Inc., 1994 to present.
John A.H. Shober, 62         Vice Chairman of the Board of Directors, Penn Virginia Corp., 1992           1996
Director, 1987 to present    to present; President, Chief Executive Officer and Director, 1989
                             to 1992; and President, Chief Operating Officer and Director, 1978
                             to 1989; Director, MIBRAG GmbH, 1994 to present; Director, First
                             Reserve Corporation, 1994 to present; Director, Ensign-Bickford
                             Industries, Inc., 1990 to present; Director, Airgas, Inc., 1990 to present; Board of Managers, Pennsylvania Hospital, 1977 to present;
                             Board of Trustees, Eisenhower Exchange Fellowships, Inc., 1989 to
                             present; Director, YMCA of Philadelphia and vicinity, 1992 to present.
  CONTINUING DIRECTORS
John F. McCaughan, 60        Chairman of the Board, 1994 to present, Chairman of the Board and            1997
Director, 1972 to present    Chief Executive Officer, 1990 to 1993; Director, Independence
                             Capital Group, 1989 to 1992; Director, Philadelphia Suburban
                             Corporation, 1984 to present; Director, Penn Mutual Life Insurance
                             Company, 1993 to present.
John Quarles, 60 (1)         Partner, Morgan, Lewis and Bockius, Attorneys at Law, 1977 to                1997
Director, 1992 to present    present; Director, Environmental Law Institute, 1988 to present.

------------------
(1) Mr. Quarles is a partner in the law firm of Morgan, Lewis and Bockius, Philadelphia, PA, which was retained by the Company during 1995 to provide legal services on several matters.


                                                   POSITION OR OFFICE WITH
                                                    THE COMPANY, BUSINESS
   NAME, AGE AND PERIODS                           EXPERIENCE DURING PAST
   SERVED AS A DIRECTOR                           FIVE (5) YEAR PERIOD AND                            PRESENT
      OF THE COMPANY                                 OTHER DIRECTORSHIPS                           TERM EXPIRES
---------------------------  -------------------------------------------------------------------  ---------------
Robert L. Yohe, 59           Independent investor since 1995; Vice Chairman, Olin Corporation,            1997
Director, 1991 to present    1993 to 1994, and Director, 1990 to 1994; Executive Vice President,
                             1987 to 1993; President, Chemicals Group, 1985 to 1991; Director,
                             Airgas, Inc., 1994 to present; Director, Calgon Carbon Corporation,
                             1995 to present; Director, SPI Polyols, Inc., since 1995; Director of the Southwestern Area Commerce and Industry Association of
                             Connecticut, since 1991; Director, Connecticut Business & Industry
                             Association, since 1992; Director, the Connecticut Business for
                             Education Coalition, Inc., since 1991; and serves on the Commission of Educational Excellence for Connecticut; Trustee of Lafayette
                             College since 1992.
Carolyn S. Burger, 56        President and Chief Executive Officer, Bell Atlantic-Delaware,               1998
Director, 1993 to present    Inc., 1991 to present, and Director, 1989 to present; Vice
                             President, Secretary and Treasurer, Bell Atlantic Corporation, 1988
                             to 1991; Director, Wilmington Trust Corporation, 1992 to present;
                             Director, Delaware State Chamber of Commerce, 1991 to present;
                             Director, The Philadelphia Orchestra Association, 1988 to present;
                             Director, The Balch Institute for Ethnic Studies, 1985 to present;
                             Director, Delaware Community Foundation, 1991 to present; Director,
                             Medical Center of Delaware, 1992 to present.
George A. Butler, 67         President, CoreStates Financial Corp, 1990 to 1991; Chairman, First          1998
Director, 1988 to present    Pennsylvania Bank, 1979 to 1990; Director, CoreStates Financial
                             Group and CoreStates Bank, N.A., 1990 to present; Director,
                             Pierce-Phelps, Inc., 1977 to present; Director, General Accident
                             Insurance Company of America, 1974 to present; Director, First
                             Pennsylvania Corporation and First Pennsylvania Bank, 1974 to 1990;
                             Trustee, Thomas Jefferson University, 1986 to present.
John A. Miller, 68           Chairman, Executive Committee, Provident Mutual Life Insurance               1998
Director, 1986 to present    Company of Philadelphia, 1991 to present, Chairman of the Board,
                             1984 to 1992, and Chief Executive Officer, 1978 to 1991; Director,
                             CoreStates Financial Corp and CoreStates Bank, N.A., 1977 to
                             present; Director, Greater Philadelphia Chamber of Commerce, 1977
                             to 1991; Chairman, Greater Philadelphia First Corporation, 1987,
                             and Director, 1984 to 1992; Director, Bryn Mawr Hospital, 1990 to
                             present; Chairman, Insurance Federation of Pennsylvania, 1988 and
                             1991, and Director, 1986 to 1992; Chairman of the Board, Guarantee
                             Reassurance Corp., 1992 to present.


                                                   POSITION OR OFFICE WITH
                                                    THE COMPANY, BUSINESS
   NAME, AGE AND PERIODS                           EXPERIENCE DURING PAST
   SERVED AS A DIRECTOR                           FIVE (5) YEAR PERIOD AND                            PRESENT
      OF THE COMPANY                                 OTHER DIRECTORSHIPS                           TERM EXPIRES
---------------------------  -------------------------------------------------------------------  ---------------
Geoffrey Stengel, Jr., 52    President and Director, Envirite Corporation, 1983 to present;               1998
Director, 1987 to present    President, Hazardous Waste Treatment Council, 1986 to 1987;
                             Chairman, Hazardous Waste Treatment Council, 1987 to 1988;
                             Chairman, Board of Trustees, The Shipley School, 1987 to 1989;
                             Chairman, Environmental Technology Council, 1995 to present.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' THE NOMINEES.

                               EXECUTIVE OFFICERS


                                                          POSITION OR OFFICE WITH
                                                           THE COMPANY, BUSINESS
                                                          EXPERIENCE DURING PAST
                                                         FIVE (5) YEAR PERIOD AND
                                                            OTHER DIRECTORSHIPS
                             ---------------------------------------------------------------------------------
William C. Brafford, 63      Vice President, Secretary and General Counsel, 1980 to present.
Richard A. Heberle, 56       Senior Vice President, 1995 to present; President, Betz International, Inc., 1980 to 1994.
John L. Holland, 53          Senior Vice President and President, Betz Water Management Group, 1995 to
                             present; President, Betz PaperChem, Inc., 1994 to 1995; President, Betz Canada
                             Inc., 1991 to 1994; Vice President, Marketing Services, Betz PaperChem, Inc.,
                             1988 to 1991.
George L. James, III, 49     Vice President, Chief Financial Officer and Treasurer, 1995 to present; Scott
                             Paper Company, Corporate Staff; Vice President, Corporate Development and
                             Planning, 1994-1995, Vice President, Corporate Finance, Planning and Analysis,
                             1992 to 1994, and Vice President, Internal Audit and Investor Relations, 1990 to
                             1991.
Ronald A. Kutsche, 53        Senior Vice President, 1995 to present; President, Betz PaperChem, Inc. 1995 to present; Chairman, Betz MetChem, 1994 to present; Chairman, Betz Process
                             Chemicals, Inc., 1994 to 1995 and President, 1990 to 1995. Chairman, Betz Energy
                             Chemicals, Inc., 1994, and President, 1990 to 1994.
Larry V. Rankin, 52          Senior Vice President, 1988 to present; Chairman, Betz Canada Inc., 1990 to present; Chairman, Betz International, Inc. and Betz Europe, Inc., 1987 to
                             present.

                          OWNERSHIP OF COMPANY SHARES

     Set forth below is certain information regarding beneficial ownership of the Company's Common Stock by owners of more than 5% of such shares.


                                                                        AMOUNT AND NATURE
                                        NAMES AND ADDRESS OF              OF BENEFICIAL          PERCENT OF
        TITLE OF CLASS                    BENEFICIAL OWNER                  OWNERSHIP         CLASS OUTSTANDING
------------------------------  ------------------------------------  ---------------------  -------------------
Common Stock                    FMR Corp.                                    4,101,800                14.83%
                                82 Devonshire Street
                                Boston, MA 02109
Common Stock                    Scudder, Stevens & Clark, Inc.               2,364,685                 8.55%
                                345 Park Avenue
                                New York, NY 10154
Common Stock                    The Regents of                               1,573,000                 5.69%
                                the University of California
                                300 Lakeside Drive
                                Oakland, CA 94612

     The Company is not aware of any other person or group which is the beneficial owner of more than 5% of the Company's Common Shares or Preferred Shares.

     Set forth below is certain information regarding beneficial ownership of the Company's shares by each Director, nominee and named executive officer, and for all Directors and executive officers of the Company as a group as of February 9, 1996. Unless otherwise indicated in the footnotes to this table, each individual exercises sole voting and investment power over all Common Shares and Preferred Shares set forth opposite his or her name.


                                                               PERCENT OF                           PERCENT OF
                                                                 CLASS                                CLASS
                                         COMMON SHARES(1)     OUTSTANDING     PREFERRED SHARES     OUTSTANDING
                                         -----------------  ----------------  -----------------  ----------------
John W. Boyer, Jr......................          1,600         less than 1%                         less than 1%
Patrick F. Brennan.....................          1,100(2)      less than 1%                         less than 1%
Carolyn S. Burger......................            500         less than 1%                         less than 1%
George A. Butler.......................          1,900(2)      less than 1%                         less than 1%
William R. Cook........................         18,772         less than 1%             200         less than 1%
Richard A. Heberle.....................          7,988(3)      less than 1%             182         less than 1%
Alan R. Hirsig.........................          1,000         less than 1%                         less than 1%
John L. Holland........................          4,848         less than 1%             148         less than 1%
Ronald A. Kutsche......................          9,931         less than 1%             181         less than 1%
John F. McCaughan......................         71,354(4)      less than 1%             203         less than 1%
John A. Miller.........................          2,700         less than 1%                         less than 1%
John Quarles...........................          1,600(2)      less than 1%                         less than 1%
Larry V. Rankin........................         13,558         less than 1%             200         less than 1%
John A.H. Shober.......................          3,100         less than 1%                         less than 1%
Geoffrey Stengel, Jr...................            600         less than 1%                         less than 1%
Robert L. Yohe.........................          1,500(2)      less than 1%                         less than 1%
All Directors and executive officers as
  a group (18 persons).................        158,926         less than 1%           1,316         less than 1%

------------------

(1) The numbers shown include shares granted subject to forfeiture and restrictions on transfer pursuant to the Company's Employee Stock Incentive Plan over which the persons named have voting power as follows: Mr.

    Cook, 6,305 shares, Mr. Holland, 3,574 shares, Mr. Kutsche, 1,389 shares, Mr. Rankin, 1,859 shares and Mr. Heberle, 899 shares; all Directors and executive officers as a group (18 persons), 17,376 shares. Also included is each person's respective interest in certain shares held by the Trustee of the Company's Employee Stock Ownership and 401(k) Plan over which such persons have voting and investment power: Mr. Cook, 688 shares, Mr. Holland, 141 shares, Mr. Kutsche, 6,186 shares, Mr. Rankin, 2,614 shares and Mr. Heberle, 469 shares; all Directors and executive officers as a group (18 persons), 26,899 shares. Not included are shares which may be acquired upon the exercise of stock options granted under the Betz Laboratories, Inc. Stock Option Plan of 1981 and the Betz Laboratories, Inc. Stock Option Plan of 1987 over which the named individuals have neither voting nor investment power until exercise of the options: Mr. Cook, 96,531 shares, Mr. Holland, 30,329 shares, Mr. Kutsche, 50,098 shares, Mr. Rankin, 44,503 shares and Mr. Heberle, 35,105 shares; all Directors and executive officers as a group (18 persons), 469,030 shares.

(2) Also not included are shares in which Directors who are not employees of the Company may hypothetically invest deferred compensation in shares of Common Stock of the Company pursuant to the Company's Directors' Deferred Compensation Plan. Common Stock so invested is adjusted to reflect stock dividends and splits; however, upon retirement payments of deferred compensation are made in cash. Directors participating in the Plan and the number of shares assigned are: Mr. Brennan, 838 shares; Mr. Butler, 5,357 shares; Mr. Quarles, 653 shares and Mr. Yohe, 838 shares.

(3) Does not include 500 shares held by Mr. Heberle's son for himself with respect to which Mr. Heberle disclaims beneficial ownership.

(4) Does not include 200 shares held by Mr. McCaughan's wife for herself or as a trustee, 600 shares held by his daughter for herself, nor 280 shares held by his mother for herself with respect to which Mr. McCaughan disclaims beneficial ownership.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid, accrued or set aside by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers, as determined by salary earned during 1995.

                                                                                         LONG TERM COMPENSATION
                                                                              --------------------------------------------
                                         ANNUAL COMPENSATION                           AWARDS                 PAYOUTS
                         ---------------------------------------------------  -------------------------  -----------------
          (A)               (B)        (C)          (D)            (E)             (F)           (G)            (H)
                                                                  OTHER         RESTRICTED
                                                                 ANNUAL           STOCK
       NAME AND                                    BONUS        COMPENSA-        AWARD(S)      OPTIONS         LTIP
  PRINCIPAL POSITION       YEAR     SALARY ($)    ($)(1)      SATION ($)(2)       ($)(3)         (#)      PAYOUTS ($)(4)
-----------------------  ---------  ----------  -----------  ---------------  --------------  ---------  -----------------
William R. Cook,              1995  $  460,017   $  85,000             --      $        -0-      29,624             --
President and C.E.O. .        1994     359,640      44,000             --           130,166      23,294             --
                              1993     315,016         -0-             --           160,627      11,585             --
John L. Holland, Senior       1995  $  219,221   $  62,500             --      $    102,109      17,408             --
 Vice Pres. ...........       1994     164,061      57,525             --               -0-          --             --
                              1993     156,000      58,359             --               -0-          --             --
Ronald A. Kutsche,            1995  $  211,365   $  57,500             --      $     15,717      21,540             --
 Senior Vice Pres. ....       1994     170,194       4,559             --               -0-       5,537             --
                              1993     164,430         -0-             --            44,367      10,244             --
Larry V. Rankin,              1995  $  220,700   $  32,600             --      $        -0-       9,278             --
 Senior Vice Pres. ....       1994     211,678      19,377             --               -0-       7,777             --
                              1993     208,000         -0-             --            81,099      16,584             --
Richard A. Heberle,           1995  $  195,800   $  30,100             --      $        -0-      10,701             --
 Senior Vice Pres. ....       1994     165,969      65,339             --               -0-       4,729             --
                              1993     163,527      17,985             --            39,219       9,627             --


          (A)                (I)
                             ALL
                            OTHER
                           COMPEN-
       NAME AND            SATION
  PRINCIPAL POSITION       ($)(5)
-----------------------  -----------
William R. Cook,          $   4,303
President and C.E.O. .        4,727
                              6,237
John L. Holland, Senior   $   4,303
 Vice Pres. ...........       4,727
                              6,237
Ronald A. Kutsche,        $   4,108
 Senior Vice Pres. ....       4,727
                              6,237
Larry V. Rankin, Senior   $   4,303
 Vice Pres. ...........       4,530
                              6,237
Richard A. Heberle,       $   4,303
 Senior Vice Pres. ....       4,727
                              6,237



------------------
(1) Reflects bonus earned in year indicated, but paid the following year.
(2) The aggregate of other annual compensation of each of the named executive officers does not exceed the lesser of $50,000 or 10% of his total annual salary and bonus, and therefore is not reportable in column (e).
(3) The value of restricted stock awards made in 1995 pursuant to the Company's Employee Stock Incentive Plan is determined by the closing price of the Company's common stock on the date of grant as reported by the New York Stock Exchange (NYSE) multiplied by the number of shares. The value of the aggregate number of shares of restricted stock held by each named executive officer is determined by the closing price of the Company's common stock on December 29, 1995 ($41.00) as reported by the NYSE multiplied by the aggregate number of shares. The aggregate number of shares and value of restricted stock held as of December 31, 1995 by each named executive officer is: William R. Cook, 6,305 shares, $258,505; John L. Holland, 3,574 shares, $146,534; Ronald A. Kutsche, 1,389 shares, $56,949; Larry V. Rankin, 1,859 shares, $76,219 and Richard A. Heberle, 899 shares, $36,859. Shares granted vest in equal increments in the third, fourth and fifth years from date of grant. Dividends are paid on restricted stock from date of grant.
(4) The Company has no performance based Long Term Incentive Plan ('LTIP').
(5) Represents the value of $1,993 in participant allocations and the balance in Company matching contributions, each in the form of Preferred Shares, pursuant to the Company's Employee Stock Ownership and 401(k) Plan.

STOCK OPTION GRANTS DURING 1995

     The following table sets forth the number, exercise price, expiration date of stock options and their potential realizable values based on assumed annual compounded rates of stock price appreciation of awards granted during 1995 pursuant to the Company's Stock Option Plan of 1987.


                                                                                                     POTENTIAL
                                                                                                  REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL
                                                                                                RATES OF STOCK PRICE
                                                                                                    APPRECIATION
                                     INDIVIDUAL GRANTS                                            FOR OPTION TERM
--------------------------------------------------------------------------------------------  ------------------------
                 (A)                         (B)            (C)          (D)         (E)         (F)          (G)
                                                           % OF
                                           NUMBER          TOTAL
                                          OF SECU-       OPTIONS/
                                           RITIES          SARS
                                         UNDERLYING     GRANTED TO
                                        OPTIONS/SARS     EMPLOYEES    EXERCISE
                                           GRANTED       IN FISCAL     OR BASE   EXPIRATION
                 NAME                      (#)(1)        YEAR (2)       PRICE       DATE        5% ($)      10% ($)
--------------------------------------  -------------  -------------  ---------  -----------  ----------  ------------
William R. Cook,
  President and C.E.O.................       29,624           3.06%   $  44.875     2-13-05   $  836,049  $  2,118,679

John L. Holland,                              7,408            .77%   $  44.875     2-13-05      209,069       529,813
  Senior Vice President...............       10,000           1.03%   $   43.00     8-21-05      270,420       685,310

                                              1,871            .19%   $  44.875     2-13-05       52,803       133,812
Ronald A. Kutsche,                           10,000           1.03%   $   42.25     8-25-05      265,710       673,360
  Senior Vice President ..............        9,669           1.00%   $   39.25    12-18-05      238,670       604,835

Larry V. Rankin,
  Senior Vice President...............        9,278            .96%   $   39.25    12-18-05      229,018       580,376

Richard A. Heberle,                           2,470            .26%   $  44.875     2-13-05       69,708       176,652
  Senior Vice President...............        8,231            .85%   $   39.25    12-18-05      203,174       514,882

------------------
(1) Options were granted on February 13, 1995, August 21 and 25, 1995 and December 18, 1995, and have a maximum term of ten years subject to earlier termination in the event of optionee's cessation of service with the Company. Options become exercisable for one third of the option shares on the date of the option grant; one third of the option shares upon completion of one year of service from the date of the option grant; and one third of the option shares upon completion of two years of service from the date of the option grant.

(2) No stock appreciation rights are granted pursuant to the Company's Stock Option Plan of 1987.

STOCK OPTION EXERCISES DURING 1995 AND YEAR END OPTION VALUES

     The following table sets forth information related to aggregated stock options exercised by the named executive officers of the Company during 1995 and the number and value of stock options held at year end. The Company does not have any outstanding stock appreciation rights.


                    AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR AND YEAR END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                    (A)                               (B)               (C)             (D)               (E)
                                                                                     NUMBER OF         VALUE OF
                                                                                    SECURITIES        UNEXERCISED
                                                                                    UNDERLYING          IN THE
                                                                                    UNEXERCISED          MONEY
                                                                                    OPTIONS AT        OPTIONS AT
                                                                                    FY-END (#)       FY-END ($)(2)
                                                                                  ---------------  -----------------
                                                                       VALUE
                                                SHARES ACQUIRED      REALIZED      EXERCISABLE/      EXERCISABLE/
                    NAME                        ON EXERCISE (#)       ($)(1)       UNEXERCISABLE     UNEXERCISABLE
--------------------------------------------  -------------------  -------------  ---------------  -----------------
William R. Cook,
  President and C.E.O.......................             -0-               -0-     69,016/27,515   $108,157/-0-
John L. Holland,
  Senior Vice President.....................             -0-               -0-     18,723/11,606   100,052/-0-
Ronald A. Kutsche,
  Senior Vice President.....................             -0-               -0-     33,891/16,207   130,775/11,281
Larry V. Rankin,
  Senior Vice President.....................             -0-               -0-     35,724/8,779    10,843/10,826
Richard A. Heberle,
  Senior Vice President.....................           4,000         $  80,000     26,393/8,712    76,811/9,604

------------------
(1) Value realized is the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.
(2) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on December 29, 1995 was $41.00. Value is the difference between the option exercise price and $41.00 multiplied by the number of shares of Common Stock underlying the option.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

     Betz' executive compensation program is based on two objectives:

     o Provide a strong and direct link between Company performance and executive pay.

     o Position executive pay levels at the median (i.e., 50th percentile) of a peer group of specialty chemical companies and a broad cross-section of U.S. companies of comparable size.

       Betz has been tracking its executive pay levels and performance versus a comparable group of specialty chemical companies since 1987. This group, which has operating and market characteristics similar to Betz', includes 11 specialty chemical companies. This is the same peer group used in the performance graph included in this Proxy Statement. Betz' size (annual revenues) is at about the median of the group.

       Pay is sufficiently variable so that performance in the top 25% will result in top 25% total compensation, and below average performance levels will result in below average total compensation.

EXECUTIVE COMPENSATION COMPONENTS

     o Betz' executive compensation program has three components: base salary, annual bonus, and long-term incentives. All components combined are intended to attract, retain and motivate executives to high performance.

     -- Base Salary. Base salaries are set by periodic comparison to external rates of pay for comparable positions within the peer group and are targeted at the 50th percentile for such positions. Individual salaries are considered for adjustment annually; adjustments are based upon general movement in salary levels in the peer group and a relevant broad cross-section of U.S. companies, individual performance and potential and/or changes in duties and responsibilities. Actual salaries range from 7% below to 6% above targeted salary levels.

     -- Annual Bonus. Betz' annual bonus measures the Company's financial performance based on operating earnings growth. For 1995, payouts will vary depending on the actual level of operating earnings growth achieved over the previous calendar year. Annual bonus opportunities are targeted to be at the 50th percentile of the peer group and a relevant broad cross-section of U.S. companies when performance is at the 50th percentile, at the top quartile of the peer group when performance is in the top quartile, and at or below the bottom quartile of the peer group when performance is in the bottom quartile. If the annual minimum target is not met, no bonus is payable.

     -- Long-term Incentives. Long-term incentive gains under the Betz Stock
        Option and Stock Incentive Plans reflect Betz' stock market performance. Potential gain opportunities vary based on total return to Shareholders. Stock options are typically granted annually, while incentive stock awards are generally granted every three years. Prior option grants may be considered by the Committee, but they are not necessarily determinative of future option grants. Awards are targeted to provide annual gain opportunities at the 50th percentile of the peer group and a relevant broad cross-section of U.S. companies.

     The Committee has reviewed the Internal Revenue Code provisions which place a limit on deductions for compensation above $1,000,000. Although no executive officer received compensation exceeding this limit in 1995, the Committee adopted guidelines several years ago which meet the requirements and qualify Betz' annual bonus and stock option plans as performance based. The value of the incentive stock awards increases with increase in stock market performance. However, the stock incentive plan does not technically qualify as a performance-based plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Pay Positioning: Betz' policy is to set the Chief Executive Officer's target pay levels at average (median) Chief Executive Officer pay levels for the specialty chemical group after adjusting for Betz' size. Recent analysis of total compensation levels for Chief Executive Officers within the specialty chemical companies indicates that Betz' Chief Executive Officer's target total compensation is actually between the 40th and 50th percentiles. The Committee continues to monitor specialty chemical company pay levels and Betz' earnings per share, return on assets and total return to Shareholders performance as the basis for any future adjustments.

     Pay Mix: Betz' Chief Executive Officer's actual compensation is highly variable because it is based on actual performance in a given calendar year. In fact, over half of his potential compensation is not assured because it is provided through the annual bonus plan and long-term incentive opportunities.

     Determination of Specific Compensation Levels in 1995:

     o Base salary: The Chief Executive Officer's salary increase at 1/1/95 was 15% to reflect 1994 performance and to bring his base compensation closer to competitive standards in the peer group and a broad cross-section of U.S. industry.

     o Annual bonus: In 1995, Betz' operating income increase from 1994 (adjusted for 1995 restructuring charge) exceeded the minimum target to trigger a bonus payment. The Chief Executive Officer earned a bonus of 19% of his base salary.

     o Long-term incentives: Stock option and incentive stock grants were made at levels that provide average gain opportunity in the comparable specialty chemical group for average stock market performance. In determining the size of the grant, the Committee also considered the competitiveness of the Chief Executive Officer's gain opportunities in the context of the competitiveness of his total compensation package and did not consider prior grants.

     This report is submitted by the Executive Compensation and Employee Benefits Committee consisting of the following outside members of the Board:

       Robert L. Yohe, Chairman
       Patrick F. Brennan
       George A. Butler
       Alan R. Hirsig
       Geoffrey Stengel, Jr.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five years ending December 31, 1995 with the cumulative total return on the S&P 500 Index and an eleven company peer group comprised of Chemed Corporation, Ecolab Inc., HB Fuller Company, Loctite Corporation, Millipore Corporation, NCH Corporation, Nalco Chemical Company, Pall Corporation, Petrolite Corporation, Quaker Chemical Corporation and Sigma Aldrich Corporation. The comparison assumes that $100.00 was invested on December 31, 1990 in the Company's Common Stock, the S&P 500 Index and the identified peer group and assumes the reinvestment of dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
              BETZ LABORATORIES, INC., S&P 500 INDEX & PEER GROUP

                              [ PERFORMANCE GRAPH ]

                                    Peer     Betz   S&P 500
                          1990      100      100      100
                          1991      148      148      130
                          1992      156      156      140
                          1993      153      118      155
                          1994      141      120      157
                          1995      182      118      218



------------------
* Total Return Assumes Reinvestment of Dividends

The historical trends depicted on the graph above provide no assurance that such stock performance will continue in the future. The Company makes no representation or predictions as to the future stock performance.

               ESTIMATED ANNUAL BENEFITS UNDER FINAL PAY FORMULA

PENSION PLAN TABLE

     The Company's Employee Retirement Plan (the 'Plan') was established in 1953. The Plan, which is noncontributory, presently covers all U.S. employees of the Company and its domestic subsidiaries who meet the Plan's eligibility requirements. Upon retirement, eligible employees are entitled to receive retirement payments in accordance with one of several optional forms of payment.

     The Plan, as amended, provides an annual retirement benefit in an amount determined by multiplying the participant's final average earnings (defined as the highest 3 consecutive years of service) by 1.2% for each of the participant's first thirty-five (35) years of service and adding to that an amount determined by multiplying the participant's final average earnings in excess of covered compensation (defined as an accumulated average of Social Security wage bases) by .6% for each of the participant's first thirty-five years of service.

     The amount of the estimated retirement income will be reduced for early retirees and for vested terminated employees not working to normal retirement age to conform to the maximum benefit limitations imposed by the Employee Retirement Income Security Act of 1974. The Betz Laboratories, Inc. Benefit Restoration Plan ('Benefit Restoration Plan') restores any benefits reduced by the maximum benefit limitations of ERISA. Benefits under the Retirement Plan are computed on the basis of a single life annuity.

     The following table shows the estimated annual benefits payable under the Plan and Benefit Restoration Plan to eligible employees retiring in 1995 at normal retirement age in the stated salary classifications.


                                        YEARS OF PARTICIPATION IN PLAN
           FINAL AVERAGE  ----------------------------------------------------------
             EARNINGS         15          20          25          30          35
           -------------  ----------  ----------  ----------  ----------  ----------
            $   200,000   $   51,667  $   68,890  $   86,112  $  103,334  $  120,557
                250,000       65,167      86,890     108,612     130,334     152,057
                300,000       78,667     104,890     131,112     157,334     183,557
                400,000      105,667     140,890     176,112     211,334     246,557
                500,000      132,667     176,890     221,112     265,334     309,557
                600,000      159,667     212,890     266,112     319,334     372,557
                700,000      186,667     248,890     311,112     373,334     435,557

     Retirement benefits paid to the Company's executive officers identified in the Summary Compensation Table are determined by their respective annual compensation listed in columns (c), (d) and any qualifying compensation in (e) therein. The retirement benefits are paid out of the Company's Employee Retirement Plan to the extent permitted by the Internal Revenue Code. The balance of benefits, if any, is paid by the Company's Benefit Restoration Plan. As of February 9, 1996, the following individuals have the respective years of credited service for Retirement Plan purposes set forth after their names: Mr. Cook, 24; Mr. Holland, 25; Mr. Kutsche, 24; Mr. Rankin, 26; and Mr. Heberle, 30.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment contracts with each of the named executive officers of the Company. Such agreements provide for the employment of each named executive officer for a period of five (5) years, unless sooner terminated by death, disability or termination for cause. Employment also may be terminated by the Board in its sole discretion upon two years' advance written notice to the employee. If, during such notice period, the Board does not elect to continue the employee in his present capacity, the Company agrees to pay the employee the cash equivalent of his salary which would have been earned during the notice period, together with stock under the Company's Employee Stock Incentive Plan and bonus which would have been payable had the employee continued in his present capacity for the full term of the termination notice. The agreements further set forth certain covenants whereby the employee agrees, both during and after his employment, to protect and not divulge the Company's proprietary and confidential information and agrees that during his employment and for eighteen
(18) months after termination of active employment, he shall not work for or substantially invest in a competitor, except if employee's employment is terminated as a result of the acquisition of all or substantially all of the stock or assets of the Company, in which case the employee's employment opportunities are not so restricted, and the employee may elect to receive his severance salary and bonus in a lump sum at the time active employment is terminated.

                                 PROPOSAL NO. 2
                        ELECTION OF INDEPENDENT AUDITORS

     The Board, on the recommendation of the Company's Audit Committee, has nominated Ernst & Young LLP as independent auditors for the year ending December 31, 1996. Ernst & Young LLP has been the Company's independent auditors since the Company's first public offering of its securities in 1965. Although not required, the Board has determined that it is desirable to have the Company's auditors elected by the Shareholders of the Company. In the event Ernst & Young LLP is not elected, the Board would reconsider its choice. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be accorded an opportunity to make a statement should they so desire and are expected to be able to respond to appropriate questions from Shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' PROPOSAL 2.

                           VOTE REQUIRED FOR APPROVAL

     Matters submitted to Shareholders of record are decided by the vote of the holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy at a meeting at which a quorum is present, though such majority may be less than a majority of all the shares entitled to vote. Under applicable Pennsylvania law, if a quorum is present with respect to a specific matter, such matter will be authorized upon receiving approval by a majority of the votes cast on such matter and for such purposes an abstention, broker non-vote or the specific direction not to cast any vote on any specific matter will not constitute the casting of a vote on such matter.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

     Under the Securities and Exchange Commission rules certain Shareholder proposals may be included in the Company's Proxy Statement. Any such proposal for the 1997 Annual Meeting must be received by the Company not later than November 9, 1996. All proposals should be submitted to William C. Brafford, Secretary, Betz Laboratories, Inc., 4636 Somerton Road, Trevose, Pennsylvania 19053.

     The Board knows of no other matters which will be brought before the Meeting by any person other than those matters set forth in the attached Notice of Annual Meeting of Shareholders. If, however, any other matter shall properly come before the Meeting or any adjournment thereof, the persons named in the Proxy will vote thereon in accordance with their best judgment.

                                                             William C. Brafford
                                                            Secretary

Dated: March 8, 1996

[ BETZ LOGO ]


                                 NOTICE OF 1996
                                 ANNUAL MEETING
                                      AND
                                     PROXY
                                   STATEMENT

[LOGO]

                            BETZ LABORATORIES, INC.
           INSTRUCTION CARD FOR THE ANNUAL MEETING ON APRIL 11, 1996

The undersigned hereby instructs American Stock Transfer & Trust Company to vote as designated below all the preferred and common shares of Betz Laboratories, Inc. (the "Company") entitled to be voted by the undersigned under the Company's Employee Stock Ownership and 401(k) Plan.

                         (To be Signed on Reverse Side)

 /X/      Please mark your
          votes as in this
          example.

The shares represented by this instruction card will be voted FOR Proposals 1 through 3 if no instruction to the contrary is indicated or if no instruction is given.

                  FOR  WITHHELD                         FOR  AGAINST  ABSTAIN

1.To elect the    / /    / /     2. To elect Ernst &    / /    / /      / /
  following                         Young LLP as the
  nominees, as                      Company's
  set forth in the                  independent auditors
  proxy                             for 1996.
  statement:
John W. Boyer, Jr., Patrick F. Brennan, William R. Cook,
Alan R. Hirsig and John A.H. Shober.
Instructions: To withhold authority to vote for any individual nominee, place an "X" in box on the left and strike a line through the nominee's name listed above.



3. To transact such other business
   as may properly come before the
   annual meeting or any
   adjournment thereof.


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE SIGNATURE(S) ________________________________________________ DATE ____________
NOTE: Please sign exactly as name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing, giving full title as such.

                            BETZ LABORATORIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS APRIL 11, 1996

The undersigned hereby appoints George A. Butler, John F. McCaughan and John A. Miller, or any of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Betz Laboratories, Inc. (the "Company").

                         (To be Signed on Reverse Side)



/X/   Please mark your
      votes as in this
      example.

The shares represented by this instruction card will be voted FOR Proposals 1 through 3 if no instruction to the contrary is indicated or if no instruction is given.




                    FOR   WITHHELD                      FOR   AGAINST   ABSTAIN

1. To elect the     / /     / /    2. To elect Ernst &  / /     / /       / /
   following                          Young LLP as the
   nominees, as                       Company's
   set forth in the                   independent auditors
   proxy                              for 1996.
   statement:
John W. Boyer, Jr., Patrick F. Brennan, William R. Cook,
Alan R. Hirsig and John A.H. Shober.
Instructions: To withhold authority to vote for any individual nominee, place an "X" in box on the left and strike a line through the nominee's name listed above.


3. To transact such other business
   as may properly come before the
   annual meeting or any
   adjournment thereof.


PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE SIGNATURE(S) ________________________________________________ DATE ____________

NOTE: Please sign exactly as name appears hereon. Executors, Administrators, Trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares held in the name of two or more persons, all should sign.